UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CRANE COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

+ Online Go to www.envisionreports.com/CR or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 8:00 a.m. Eastern Daylight time on April 22, 2024, except votes for Crane Company Savings and Investment Plan Shares. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Crane Company Annual Meeting of Stockholders to be Held on April 22, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/CR Easy Online Access — View your proxy materials and vote Step 1: Go to www.envisionreports.com/CR Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request them. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 8, 2024 to facilitate timely delivery. 2NOT + 03Y2CF

Crane Company Stockholder Meeting Notice Crane Company’s Annual Meeting of Stockholders will be held on April 22, 2024 virtually via the Internet at https://meetnow.global/MK7ZLCR, at 10:00 a.m. Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed, and FOR Proposals 2 and 3, and EVERY YEAR on Proposal 4: 1. Election of Directors: 01 - Martin R. Benante 02 - Sanjay Kapoor 03 - Ronald C. Lindsay 04 - Ellen McClain 05 - Charles G. McClure, Jr. 06 - Max H. Mitchell 07 - Jennifer M. Pollino 08 - John S. Stroup 09 - James L.L. Tullis 2. Ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2024. 3. Say on Pay - An advisory vote to approve the compensation paid to certain executive officers. 4. Say on Frequency - An advisory vote to approve the frequency with which we will ask stockholders to approve the compensation paid to certain executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/CR - Click Cast Your Vote or Request Materials. - Phone – Call us free of charge at 1-866-641-4276. - Email – Send an email to investorvote@computershare.com with “Proxy Materials Crane Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 8, 2024.